UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

Loan Artificial Intelligence Corp.

(Exact name of registrant as specified in its charter)

Florida	000-56529	45-4895104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1113 Tower 2, Lippo Centre, 89 Queensway Admiralty, Hong Kong	0000
(Address of principal executive offices)	(Zip Code)

(+852) 3703 6155

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chairman

On December 1, 2025, the Board of Directors of Loan Artificial Intelligence Corp. (the “Company”) appointed Ms. Zuqin (Joey) Cai as Chairman of the Board.

Ms. Cai is a senior executive with over 20 years of experience in international financial management, including cross-border trade finance, supply-chain financing, and structured financial transactions. She has served as an investor and adviser to several private and public enterprises and is an active philanthropist, having been a member of Lions Clubs International for over 13 years, including service as a chapter president.

There are no family relationships between Ms. Cai and any director or executive officer of the Company, and there are no transactions with Ms. Cai requiring disclosure pursuant to Item 404(a) of Regulation S-K.

Item 8.01 — Other Events.

Acquisition Discussions with Hong Technology Co. Limited

The Company is currently engaged in advanced negotiations regarding a proposed acquisition of Hong Technology Co. Limited, a technology development company based in Hong Kong. While discussions are ongoing and no definitive agreement has been executed as of the date of this Report, the parties are finalizing key commercial terms.

As part of the contemplated transaction, the Company anticipates issuing approximately 30,000,000 shares of its common stock, which are expected to be allocated for:

1. The acquisition of Hong Technology Co. Limited, and

2. The introduction of private capital from strategic investors to support post-acquisition operations.

The Company does not intend to conduct any public offering of its securities in connection with these transactions. Any such issuance is expected to be completed solely through private placements exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and/or Regulation D or Regulation S.

There can be no assurance that the parties will enter into a definitive agreement or that the proposed transaction will be consummated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loan Artificial Intelligence Corp.

Date: December 1, 2025	By:	/s/ Raymond Fu
Raymond Fu
Chief Executive Officer

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